SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: December 20, 2007

ENERGIZER HOLDINGS, INC.

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(Exact name of Registrant as specified in its charter)

MISSOURI	1-15401	No. 43-1863181
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(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer IdentificationNumber)

533 MARYVILLE UNIVERSITY DRIVE, ST. LOUIS, MO 63141

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(Address of Principal Executive Offices)                  (Zip Code)

(314) 985-2000

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(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01     Entry into a Material Definitive Agreement

On December 18, 2007, Energizer Holdings, Inc. (“Energizer”) entered into the Sixteenth Amendment and Reaffirmation of Performance Undertaking (Receivables Purchase Agreement), dated as of December 18, 2007 (the “Amendment”), among Energizer, Energizer Battery, Inc., Energizer Receivables Funding Corporation, the financial institutions party thereto, the commercial paper conduits party thereto, The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch (“BTMU”), as a Funding Agent, and JPMorgan Chase Bank, N.A., as Agent and a Funding Agent. The Amendment amends the Receivables Purchase Agreement, dated as of April 4, 2000 (as amended, the “Receivables Purchase Agreement”). The Amendment increased the Purchase Limit (as defined in the Receivables Purchase Agreement) from $175,000,000 to $250,000,000, added BTMU as a Financial Institution (as defined in the Receivables Purchase Agreement), added certain of BTMU’s commercial paper conduits as Conduits (as defined in the Receivables Purchase Agreement) and made certain other changes to the Receivables Purchase Agreement. This description of the Receivables Purchase Agreement as amended by the Amendment is only a summary of the terms thereof and is qualified in its entirely by reference to the Amendment, which is listed as Exhibit 10.1 and is incorporated herein by reference.

Item 2.03     Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above in Item 1.01 of this Current Report is incorporated by reference in response to this Item.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits.

10.1

Sixteenth Amendment and Reaffirmation of Performance Undertaking (Receivables Purchase Agreement), dated as of December 18, 2007, among Energizer Holdings, Inc., Energizer Battery, Inc., Energizer Receivables Funding Corporation, Falcon Asset Securitization Company LLC (formerly Falcon Asset Securitization Corporation), Gotham Funding Corporation, Victory Receivables Corporation, the Financial Institutions party thereto, The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch, as a Funding Agent, and JPMorgan Chase Bank, N.A. (successor by merger to Bank One, N.A. (Main Office Chicago)), as Agent and a Funding Agent.

SIGNATURES:

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERGIZER HOLDINGS, INC.

By:	/s/ Daniel J. Sescleifer
Executive Vice President and Chief Financial Officer

Dated: December 20, 2007